UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21047

DREYFUS FIXED INCOME SECURITIES
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
High Yield Shares

SEMIANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

     Dreyfus High Yield Shares

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus High Yield Shares covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancing, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Shares perform during the period?

For the six-month period ended April 30, 2004, the fund achieved a total return of 4.98% and distributed income dividends totaling $0.5815 per share.1 The fund’s benchmark, the Merrill Lynch High Yield Master II Index (the “Index”), achieved a total return of 5.35% for the same period.2 In addition, the Lipper High Current Yield Funds category average, in which the fund is reported, achieved a 5.03% total return for the same period.3

High-yield corporate bonds continued to benefit during the reporting period from a number of factors, including stronger economic growth, better business conditions, companies’ efforts to improve their balance sheets and robust investor demand. The fund produced a return that was roughly in line with the Lipper category average and modestly lower than that of the Index, primarily due to relatively meager contributions from higher-quality bonds, which partially offset better returns from the fund’s lower-quality holdings.

What is the fund’s investment approach?

The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, by investing in high-yield bonds, commonly known as “junk bonds.” To pursue its goal, the fund invests at least 80% of its assets in high-yield securities issued by U.S. and foreign entities.These may include corporate debt securities, including convertible securities and corporate commercial paper; structured notes, including high-grade or “indexed” securities, catastrophe bonds and loan participations; zero-coupon securities; and debt securities issued by state or local governments and their agencies, authorities and other instrumentalities.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

When choosing securities, we seek to capture the higher yields offered by high-yield bonds. Our investment process is based on security-specific credit research to seek out companies with improving business fundamentals.We look at a variety of factors, including the company’s financial strength, the state of the industry or sector, the company’s management and whether there is sufficient equity value in the company.

What other factors influenced the fund’s performance?

Corporate bonds continued to rally during most of the reporting period, with gains driven by a stronger U.S. economy and better business conditions for many corporations. In addition, high-yield bonds benefited from favorable market-technical factors as investors became more comfortable with their issuers’ credit characteristics, but the supply of newly issued bonds moderated in the wake of efforts by many corporations to strengthen their balance sheets. The move by many corporations toward lighter debt loads was partly a reaction to the accounting scandals of recent years and partly a result of historically low interest rates that enabled issuers to refinance their debt at lower rates.

In this environment, the fund continued to benefit from holdings of bonds that had been particularly hard hit during the economic downturn. At the time, we believed that the bonds of a number of companies in the utilities, media and telecommunications sectors had been punished more severely than their business fundamentals warranted, and we invested in the high-yield debt of companies that we considered to be “fallen angels.” Indeed, the business prospects for most of these companies improved along with the U.S. economy. As a result, the fund received positive contributions from bonds issued by companies such as cable television provider Charter Communications, communications services company NTL, metals refiner and processor OM Group, telephone services provider Qwest, natural gas producer Williams and energy conglomerate El Paso Corp.

However, gains from the fund’s fallen angels were partially offset

4

during the reporting period by less robust returns from some of the fund’s higher-quality holdings. As the market rallied, it appeared to us that many high-yield bonds had recovered to a point at which they were more fully valued. Accordingly, we began to upgrade the fund’s overall credit quality by reducing its holdings of bonds with credit ratings in the “triple-C” range and increasing its holdings of bonds in the “single-B” range. However, higher-rated corporate bonds tend to be more sensitive than their lower-rated counterparts to conditions in the equity markets, and their prices declined late in the reporting period when signs of renewed inflationary pressures in the U.S. economy led to heightened stock market volatility.

What is the fund’s current strategy?

In light of the economy’s gathering strength and our view that high-yield bonds are more fully valued, we have attempted to adopt a more defensive investment posture.We recently increased the fund’s holdings of shorter-maturity bonds, which helped protect the fund from the full brunt of the adverse reaction to potentially higher interest rates in April 2004. Although we remain optimistic about the prospect for high-yield bonds in a recovering economy, we believe that a more defensive posture is a prudent strategy in the wake of the market’s relatively robust gains over the past year or so.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch HighYield Master II Index is an unmanaged performance benchmark composed of U.S. domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

	Principal
Bonds and Notes—82.9%	Amount[a]	Value ($)

Advertising—.2%
RH Donnelley Financial:
Sr. Notes, 8.875%, 2010	9,000 [b]	10,080
Sr. Sub. Notes, 10.875%, 2012	6,000 [b]	7,170
		17,250
Aerospace & Defense—.5%
BE Aerospace,
Sr. Sub. Notes, Ser. B, 8.875%, 2011	25,000 [c]	24,250
K&F Industries,
Sr. Sub. Notes, Ser. B, 9.625%, 2010	13,000	14,625
		38,875
Agricultural—.1%
Seminis Vegetable Seeds:
Sr. Sub. Notes, 10.25%, 2013	3,000	3,345
Sr. Sub. Notes, 10.25%, 2013	7,000 [b]	7,805
		11,150
Airlines—.7%
Northwest Airlines:
Sr. Notes, 10%, 2009	35,000 [c]	27,650
Pass-Through Ctfs., Ser. 1996-1, 7.67%, 2015	24,932	21,683
United AirLines,
Enhanced Pass-Through Ctfs., Ser. 1997-1A, 1.34%, 2049	11,947 [d]	10,910
		60,243
Automotive, Trucks & Parts—1.0%
Airxcel,
Sr. Sub. Notes, Ser. B, 11%, 2007	37,000	37,000
Collins & Aikman Products,
Sr. Notes, 10.75%, 2011	33,000 [c]	34,320
HLI Operating,
Sr. Notes, 10.5%, 2010	3,000 [c]	3,405
UIS,
Sr. Sub. Notes, 9.375%, 2013	9,000 [c]	9,630
		84,355
Building & Construction—.5%
Atrium Cos.,
Sr. Sub Notes, 10.5%, 2009	14,000 [b]	14,788
Owens Corning,
Debs., 7.5%, 2018	30,000 [e]	12,600
WCI Communities,
Sr. Sub. Notes, 10.625%, 2011	13,000	14,462
		41,850
6

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Chemicals—4.8%
HMP Equity,
Units, 0%, 2008	6,000 [b,f]	4,740
Huntsman,
Sr. Notes, 11.625%, 2010	47,000	51,935
Huntsman ICI Chemicals,
Sr. Sub. Notes, 10.125%, 2009	63,000 [c]	66,308
Nalco,
Sr. Sub. Notes, 8.875%, 2013	64,000 [b,c]	67,840
OM Group,
Sr. Sub. Notes, 9.25%, 2011	45,000	46,350
Resolution Performance Products:
Sr. Secured Notes, 8%, 2009	10,000	10,400
Sr. Sub. Notes, 13.5%, 2010	98,000	81,830
Rhodia SA,
Sr. Notes, 7.625%, 2010	49,000 [b,c]	44,590
Rockwood Specialties,
Sr. Sub. Notes, 10.625%, 2011	18,000	19,260
		393,253
Commercial Services—.3%
Brickman,
Sr. Sub. Notes, Ser. B, 11.75%, 2009	13,000	15,080
Williams Scotsman,
Secured Notes, 10%, 2008	6,000 [c]	6,600
		21,680
Consumer Products—.5%
Amscan,
Sr. Sub. Notes, 8.75%, 2014	8,000 [b]	8,160
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	30,000 [c]	29,850
		38,010
Diversified Financial Service—1.4%
FINOVA,
Notes, 7.5%, 2009	25,000	15,063
Stena,
Sr. Notes, 7.5%, 2013	13,000	13,585
Trump Casino Holdings/Funding,
First Priority Mortgage Notes, 11.625%, 2010	44,000	44,770
Williams Holdings of Delaware,
Notes, 6.5%, 2008	37,000 [c]	38,665
		112,083

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Electric Utiliies—5.6%
Allegheny Energy Statutory Trust 2001:
Secured Notes, 10.25%, 2007	1,241 [b]	1,281
Secured Notes, 10.25%, 2007	44,758 [b]	49,681
Allegheny Energy Supply,
Bonds, 8.25%, 2012	102,000 [b,c]	102,765
CMS Energy,
Sr. Notes, 9.875%, 2007	37,000	40,700
Calpine:
Secured Notes, 8.5%, 2010	109,000 [b,c]	97,010
Secured Notes, 8.75%, 2013	37,000 [b,c]	32,930
Secured Notes, 9.875%, 2011	12,000 [b,c]	11,160
Calpine Generating:
Secured Notes, 7%, 2010	14,000 [b,d]	13,160
Secured Notes, 10.25%, 2011	3,000 [b,d]	2,723
Nevada Power,
Mortgage Notes, 6.5%, 2012	7,000 [b]	6,983
Reliant Resources:
Sr. Secured, Notes, 9.25%, 2010	44,000	47,300
Sr. Secured Notes, 9.5%, 2013	20,000 [c]	21,800
Sierra Pacific Resources,
Sr. Notes, 8.625%, 2014	29,000 [b]	29,435
		456,928
Electrical & Electronics—1.6%
Communications & Power Industries,
Sr. Sub. Notes, 8%, 2012	7,000 [b]	7,175
Dresser,
Sr. Sub. Notes, 9.375%, 2011	54,000	58,590
Fisher Scientific International,
Sr. Sub. Notes, 8%, 2013	31,000	34,100
Imax,
Sr. Notes, 9.625%, 2010	13,000 [b]	13,195
Rayovac,
Sr. Sub. Notes, 8.5%, 2013	6,000	6,450
Superior Essex Communications,
Sr. Notes, 9%, 2012	15,000 [b,c]	14,475
		133,985
Entertainment—1.5%
AMC Entertainment,
Sr. Sub. Notes, 9.875%, 2012	27,000	29,295
Argosy Gaming,
Sr. Sub. Notes, 9%, 2011	21,000 [c]	23,783

8

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Entertainment (continued)
Bally Total Fitness,
Sr. Notes, 10.5%, 2011	36,000 [c]	33,660
Regal Cinemas,
Sr. Sub. Notes, Ser. B, 9.375%, 2012	5,000	5,950
Six Flags,
Sr. Notes, 9.625%, 2014	27,000 [b,c]	28,417
		121,105
Environmental Control—1.5%
Allied Waste,
Secured Notes, 6.375%, 2011	95,000 [b,c]	94,525
Capital Environmental Resource,
Sr. Sub. Notes, 9.5%, 2014	15,000 [b]	15,450
Synagro Technologies,
Sr. Sub. Notes, 9.5%, 2009	13,000	14,105
		124,080
Food & Beverages—1.7%
Agrilink Foods,
Sr. Sub. Notes, 11.875%, 2008	3,000	3,195
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	28,000	31,080
Dole Food:
Debs., 8.75%, 2013	9,000	9,675
Sr. Notes, 8.625%, 2009	12,000 [c]	12,900
Sr. Notes, 8.875%, 2011	18,000	19,260
Land O’Lakes,
Sr. Notes, 8.75%, 2011	51,000 [c]	48,960
National Beef Packing,
Sr. Notes, 10.5%, 2011	12,000 [b]	12,960
		138,030
Foreign/Governmental—1.2%
Federative Republic of Brazil,
Bonds, 11%, 2040	27,000	25,245
Republic of Argentina,
Gtd. Bonds, Ser. L-GP, 6%, 2023	36,000	18,855
Republic of Peru,
Bonds, 8.375%, 2016	38,000	36,100
Republic of Costa Rica,
Bonds, 6.548%, 2014	20,000	18,900
		99,100

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Gaming & Lodging—4.3%
Coast Hotels & Casinos,
Sr. Sub. Notes, 9.5%, 2009	18,000	19,013
Inn of the Mountain Gods Resort & Casino,
Sr. Notes, 12%, 2010	25,000 [b]	27,500
John Q Hamons Hotels/Finance,
First Mortgage Notes, Ser. B, 8.875%, 2012	25,000	27,625
Kerzner International,
Notes, 8.875%, 2011	6,000	6,690
MGM Mirage,
Notes, 8.5%, 2010	25,000	28,312
Mandalay Resort:
Sr. Notes, 6.5%, 2009	24,000 [c]	25,200
Sr. Sub. Notes, Ser. B, 10.25%, 2007	50,000	58,375
Mohegan Tribal Gaming Authority:
Sr. Sub. Notes, 6.375%, 2009	25,000	25,625
Sr. Sub. Notes, 8.375%, 2011	12,000	13,140
Park Place Entertainment:
Sr. Sub. Notes, 7.875%, 2010	15,000 [c]	16,275
Sr. Sub. Notes, 8.875%, 2008	15,000	16,762
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009	46,000	51,520
Turning Stone Casino Entertainment,
Sr. Notes, 9.125%, 2010	10,000 [b]	10,825
Wynn Las Vegas,
Second Mortgage, 12%, 2010	21,000	25,200
		352,062
Health Care—3.1%
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	11,000 [c]	12,265
Hanger Orthopedic,
Sr. Notes, 10.375%, 2009	19,000	21,280
Healthsouth:
Sr. Notes, 6.875%, 2005	13,000	13,065
Sr. Notes, 7%, 2008	39,000	38,805
Mariner Health Care,
Sr. Sub. Notes, 8.25%, 2013	17,000 [b]	17,255
Province Healthcare,
Sr. Sub. Notes, 7.5%, 2013	42,000	41,370
Tenet Healthcare:
Notes, 7.375%, 2013	72,000 [c]	65,520
Sr. Notes, 5%, 2007	15,000 [c]	13,875

10

		Principal
Bonds and Notes (continued)		Amount[a]	Value ($)

Health Care (continued)
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013		28,000 [c]	27,230
			250,665
Machinery—.8%
Case New Holland:
Sr. Notes, 9.25%, 2011		30,000 [b]	33,600
Terex,
Sr. Sub. Notes, Ser. B, 10.375%, 2011		25,000	28,563
			62,163
Manufacturing—1.6%
Hexcel,
Sr. Sub. Notes, 9.75%, 2009		46,000	48,530
JB Poindexter & Co.,
Sr. Notes, 8.75%, 2014		33,000 [b]	33,990
Tyco International,
Gtd. Notes, 6.375%, 2005		44,000	45,783
			128,303
Media—8.7%
CSC:
Sr. Notes, 6.75%, 2012		50,000 [b]	49,875
Sr. Sub. Debs., 9.875%, 2023		75,000	78,562
Charter Communications Holdings/Capital:
Sr. Discount Notes, 0/11.75%, 2011		22,000 [g]	14,465
Sr. Notes, 8.75%, 2013		32,000 [b,c]	31,680
Sr. Notes, 10.25%, 2010		51,000 [b]	52,785
Sr. Notes, 10.75%, 2009		150,000	132,375
Dex Media West/Finance,
Sr. Sub. Notes, 9.875%, 2013		20,000 [b]	22,000
Diamond,
Notes, 10%, 2008	GBP	12,000	22,238
Granite Broadcasting,
Secured Notes, 9.75%, 2010		26,000 [b]	25,610
Gray Television,
Sr. Sub. Notes, 9.25%, 2011		6,000 [c]	6,750
LBI Media,
Sr. Discount Notes, 0/11%, 2013		19,000 [g]	13,490
Lodgenet Entertainment,
Sr. Sub. Debs., 9.5%, 2013		5,000 [c]	5,525
Nexstar Finance:
Sr. Sub. Notes, 7%, 2014		44,000 [b]	43,120
Sr. Discount Notes, 0/11.375%, 2013		15,000 [g]	11,175

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Media (continued)
NTL,
Debs., 11.2%, 2007	75,000	75,562
Paxson Communications,
Sr. Sub. Notes, 10.75%, 2008	50,000	53,000
Spanish Broadcasting System,
Sr. Sub. Notes, 9.625%, 2009	68,000	72,250
		710,462
Mining & Metals—1.7%
AK Steel:
Sr. Notes, 7.75%, 2012	39,000 [c]	35,295
Sr. Notes, 7.875%, 2009	14,000 [c]	12,950
Consol Energy,
Notes, 7.875%, 2012	42,000	44,426
Ispat Inland ULC,
Sr, Secured Notes, 9.75%, 2014	42,000 [b]	43,050
		135,721
Oil & Gas—4.1%
Hanover Compressor,
Sr. Notes, 8.625%, 2010	13,000	13,845
Hanover Equipment Trust,
Sr. Secured Notes, Ser. B, 8.75%, 2011	62,000	66,960
McMoRan Exploration,
Sr. Notes, 6%, 2008	61,000 [b]	84,561
Nuevo Energy,
Sr. Sub. Notes, Ser. B, 9.375%, 2010	79,000	88,085
Premcor Refining,
Sr. Notes, 9.25%, 2010	13,000	14,820
Wiser Oil,
Sr. Sub Notes, 9.5%, 2007	65,000	65,163
		333,434
Packaging & Containers—2.3%
Graham Packaging,
Sr. Sub. Notes, Ser. B, 8.75%, 2008	21,000	21,262
Owens-Brockway:
Sr. Notes, 8.25%, 2013	5,000	5,187
Sr. Secured Notes, 8.875%, 2009	15,000	16,369
Sr. Secured Notes, 7.75%, 2011	15,000	15,787
Pliant:
Sr. Secured Discount Notes, 0/11%, 2009	21,000 [b,c,g]	17,640
Sr. Secured Notes, 11.125%, 2009	6,000	6,420
Sr. Sub. Notes, 13%, 2010	13,000	11,830
12

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Packaging & Containers (continued)
Stone Container:
Sr. Notes, 8.375%, 2012	9,000 [c]	9,720
Sr. Notes, 9.75%, 2011	34,000	37,910
Tekni-Plex,
Sr. Sub. Notes, Ser. B, 12.75%, 2010	45,000	45,675
		187,800
Paper & Forest Products—1.9%
Appleton Papers,
Sr. Sub. Notes, Ser. B, 12.5%, 2008	15,000	16,950
Buckeye Technologies,
Sr. Notes, 8.5%, 2013	15,000	16,050
Georgia-Pacific:
Sr. Notes, 7.375%, 2008	25,000	27,313
Sr. Notes, 8.875%, 2010	37,000	42,920
Sr. Notes, 9.375%, 2013	46,000	53,705
		156,938
Pipelines—5.3%
ANR Pipeline,
Notes, 8.875%, 2010	30,000	33,300
Dynegy:
Secured Notes, 9.875%, 2010	73,000 [b]	79,570
Secured Notes, 10.125%, 2013	76,000 [b,c]	83,600
El Paso Production,
Sr. Notes, 7.75%, 2013	30,000	28,650
Leviathan Gas Pipeline Partners,
Sr. Sub. Notes, 10.375%, 2009	14,000	14,700
Southern Natural Gas,
Notes, 8.875%, 2010	25,000 [c]	27,750
Williams Cos:
Notes, 6.5%, 2006	47,000	49,409
Notes, 6.625%, 2004	50,000 [c]	51,000
Putable Asset Term Securities,
Ser. A, 6.75%, 2006	31,000	32,589
Sr. Notes, 8.625%, 2010	26,000	28,730
		429,298
Retail—.9%
JC Penney,
Sr. Notes, 8%, 2010	19,000	21,755
Remington Arms,
Sr. Notes, 10.5%, 2011	5,000	5,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Retail (continued)
Rite Aid:
Sr. Secured Notes, 8.125%, 2010	15,000	16,275
Sr. Secured Notes, 12.5%, 2006	12,000	13,860
VICORP Restaurants,
Sr. Notes, 10.5%, 2011	15,000 [b]	14,925
		71,815
Structured Index—16.5%
DJ TRAC-X NA:
Credit Linked Trust Ctfs., 6.05%, 2009	1,070,000 [b,c,h]	1,053,950
Credit Linked Trust Ctfs., 7.375%, 2009	15,000 [b,h]	14,681
Credit Linked Trust Ctfs., 8%, 2009	288,000 [b,c,h]	281,520
		1,350,151
Technology—.6%
AMI Semiconductor,
Sr. Sub. Notes, 10.75%, 2013	16,000	18,840
Amkor Technology,
Sr. Notes, 9.25%, 2008	25,000	26,875
		45,715
Telecommunications—6.5%
ACC Escrow,
Sr. Notes, Ser. B, 10%, 2011	18,000 [c]	17,460
American Tower:
Sr. Notes, 9.375%, 2009	60,000	64,650
Sr. Notes, 7.5%, 2012	39,000 [b]	37,830
Sr. Sub. Notes, 7.25%, 2011	13,000 [b]	13,357
American Tower Escrow,
Discount Notes, 0%, 2008	10,000	7,325
Crown Castle International:
Sr. Notes, 7.5%, 2013	20,000	20,050
Sr. Notes, 10.75%, 2011	25,000 [c]	28,500
Sr. Notes, Ser. B, 7.5%, 2013	18,000 [c]	18,045
Fairpoint Communications,
Sr. Notes, 11.875%, 2010	6,000	7,050
Innova S de RL,
Notes, 9.375%, 2013	23,000	25,099
MJD Communications,
Floating Rate Notes, Ser. B, 5.557%, 2008	70,000 [d]	59,850

14

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Telecommunications (continued)
Nextel Partners,
Sr. Notes, 12.5%, 2009	14,000	16,450
Pegasus Satellite Communications,
Sr. Notes, 12.375%, 2006	73,000	51,465
Qwest:
Bank Note, Ser. A, 6.5%, 2007	38,000 [d]	39,472
Bank Note, Ser. B, 6.95%, 2010	2,000 [d]	1,995
SBA Communications,
Sr. Discount Notes, 0/9.75%, 2011	88,000 [b,g]	65,560
Spectrasite,
Sr. Notes, 8.25%, 2010	19,000 [c]	20,045
U.S. Unwired,
Sr. Sub. Discount Notes, Ser. B, 0/13.375%, 2009	14,000 [g]	14,000
Western Wireless,
Sr. Notes, 9.25%, 2013	18,000 [c]	18,585
		526,788
Textiles & Apparrel—.4%
Dan River,
Sr. Notes, 12.75%, 2009	28,000 [b,c,e]	7,420
Levi Strauss & Co.,
Sr. Notes, 12.25%, 2012	31,000 [c]	27,900
		35,320
Transportation—1.1%
Atlantic Express Transportation,
Units, 12%, 2008	23,000 [b]	23,230
CHC Helicopter,
Sr. Sub. Notes, 7.375%, 2014	23,000 [b,c]	23,403
TFM, S.A. de C.V.,
Sr. Notes, 10.25%, 2007	41,000	42,845
		89,478
U.S. Government Agencies—.0%
Federal Home Loan Mortgage Corp.,
Multiclass Mortgage Participation Ctfs., REMIC,
Ser. 2518, Cl. 1B, 5.5%, 9/15/2021
(Interest Only Obligation)	454,185 [i]	3,548
Total Bonds and Notes
(cost $6,560,694)		6,761,638

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—1.3%			Shares	Value ($)

Diversified Financial Service—.1%
Williams Holdings Of Delaware,
Cum. Conv., $	2.75		90 [b]	6,019
Media—1.2%
Paxson Communications,
Cum. Conv., $	975		79 [b]	62,399
Spanish Broadcasting System,
Cum. Conv. Ser. A, $		107.5	39	38,894
				101,293
Total Preferred Stocks
(cost $	57,229)			107,312

Common Stocks—.0%

Oil & Gas—0.0%
Link Energy,
(cost $	49,129)		3,881	582

Other Investments—12.4%

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			338,667 [j]	338,667
Dreyfus Institutional Cash Advantage Plus Fund			338,667 [j]	338,667
Dreyfus Institutional Preferred Plus Money Market Fund			338,666 [j]	338,666
Total Other Investments
(cost $	1,016,000)			1,016,000

16

Investment of Cash Collateral
for Securities Loaned—34.3%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	2,799,970)		2,799,970 [j]	2,799,970

Total Investments (cost $		10,483,022)	130.9%	10,685,502
Liabilities, Less Cash and Receivables			(30.9%)	(2,524,753)
Net Assets			100.0%	8,160,749

a Principal amount stated in U.S Dollars unless otherwise noted.

GBP-British Pound Sterling

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $2,959,453 or 36.3% of net assets.

c	All of these securities are on loan.At April 30, 2004, the total market value of the fund’s securities on loan is $2,698,813 and the total market value of the collateral held by the fund is $2,799,970.

d	Variable rate security—interest rate subject to periodic change.
e	Non-income producing—security in default.
f	Units represent bond with warrants attached to purchase common stock.
g	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
h	Security linked to a portfolio of debt securities.
i	Notional face amount shown.
j	Investments in affiliated money market mutual funds.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $2,698,813)—Note 1(c)
Unaffiliated issuers	6,667,052	6,869,532
Affiliated issuers	3,815,970	3,815,970
Cash		35,736
Dividends and interest receivable		139,765
Receivable for shares of Beneficial Interest subscribed		127,400
Receivable for investment securities sold		58,452
		11,046,855

Liabilities ($):
Payable for investment securities purchased		86,136
Liability for securities on loan—Note 1(c)		2,799,970
		2,886,106

Net Assets ( $)		8,160,749

Composition of Net Assets ($):
Paid-in capital		7,740,669
Accumulated undistributed investment income		60,043
Accumulated net realized gain (loss) on investments		157,574
Accumulated net unrealized appreciation
(depreciation) on investments		202,463

Net Assets ( $)		8,160,749

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		604,564
Net Asset Value, offering and redemption price per share ($)		13.50

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Income:
Interest	294,834
Cash dividends:
Unaffiliated issuers	4,877
Affiliated issuers	4,494
Income from securities lending	1,443
Total Income	305,648

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	162,025
Net realized gain (loss) on swap transactions	(1,702)
Net Realized Gain (Loss)	160,323
Net unrealized appreciation (depreciation) on investments	(133,848)
Net Realized and Unrealized Gain (Loss) on Investments	26,475
Net Increase in Net Assets Resulting from Operations	332,123

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Total income	305,648	583,486
Net realized gain (loss) on investments	160,323	301,575
Net unrealized appreciation
(depreciation) on investments	(133,848)	773,272
Net Increase (Decrease) in Net Assets
Resulting from Operations	332,123	1,658,333

Dividends to Shareholders from ($):
Investment income	(299,128)	(576,662)
Net realized gain on investments	(304,948)	(27,185)
Total Dividends	(604,076)	(603,847)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	1,346,743	81,358
Dividends reinvested	589,824	603,847
Cost of shares redeemed	(603)	(3,588)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,935,964	681,617
Total Increase (Decrease) in Net Assets	1,664,011	1,736,103

Net Assets ($):
Beginning of Period	6,496,738	4,760,635
End of Period	8,160,749	6,496,738
Undistributed investment income	60,043	53,523

Capital Share Transactions (Shares):
Shares sold	98,063	6,036
Shares issued for dividends reinvested	43,293	47,147
Shares redeemed	(44)	(260)
Net Increase (Decrease) in Shares Outstanding	141,312	52,923

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2004	Year Ended October 31,

	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	14.02	11.60	12.50
Investment Operations:
Investment income [b]	.57	1.33	.49
Net realized and unrealized
gain (loss) on investments	.11	2.49	(1.08)
Total from Investment Operations	.68	3.82	(.59)
Distributions:
Dividends from investment income	(.58)	(1.33)	(.31)
Dividends from net realized
gain on investments	(.62)	(.07)	—
Total Distributions	(1.20)	(1.40)	(.31)
Net asset value, end of period	13.50	14.02	11.60

Total Return (%)[c]	4.98[d]	34.71	(4.73)[d,e]

Ratios/Supplemental Data (%):
Ratio of investment income
to average net assets	8.39[f]	10.20	3.50[d]
Portfolio Turnover Rate	54.29[d]	337.85	198.61[d]

Net Assets, end of period ($ x 1,000)	8,161	6,497	4,761

a From June 6, 2002 (commencement of operations) to October 31, 2002.

b	Based on average shares outstanding at each month end.
c	Exclusive of wrap fee charges. In addition, all fund level expenses are borne by the Distributor.
d	Not annualized.
e	Calculated based on net asset value on the close of business on June 10, 2002 (commencement of initial offering) to October 31, 2002.
f	Annualized.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Shares (the “fund”) is a separate non-diversified series of Dreyfus Fixed Income Securities (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to provide investors with maximum total return consistent with the preservation of capital and prudent investment management. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”) is the distributor of the fund’s shares. Mellon Bank, N.A., an affiliate of the Manager, serves as custodian of the fund’s assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of April 30, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 498,621 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through “wrap fee” programs sponsored by investment advisors or broker/dealers (“financial representatives”).Typically, participants in these programs pay an all-inclusive “wrap” fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor.The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

22

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $75 during the period ended April 30, 2004. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.

24

Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2004, the Board of Trustees declared a cash dividend of $.090 per share from undistributed investment income-net, payable on May 3, 2004 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2004.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $603,847.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended April 30, 2004, the fund derived $4,494 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and swap transactions during the period ended April 30, 2004, amounted to $4,434,063 and $3,361,677, respectively.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

26

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in net realized gain (loss) on swap transactions in the Statement of Operations. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. At April 30, 2004, there were no credit default swaps outstanding.

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterpar-ties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At April 30, 2004, accumulated net unrealized appreciation on investments was $202,480, consisting of $424,706 gross unrealized appreciation and $222,226 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

28

For More Information

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Dreyfus
High Yield Shares
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 0753SA0404

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus
Mortgage Shares

SEMIANNUAL REPORT April 30, 2004

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

     Dreyfus Mortgage Shares

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Mortgage Shares covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancing, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Mortgage Shares perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund achieved a total return of 5.25% and distributed aggregate income dividends totaling $0.2033 per share.1 The fund’s benchmark, the Lehman Brothers Fixed Rate Mortgage Backed Securities Index, achieved a total return of 1.39% for the same period.2 In addition, the average total return of all funds reported in the Lipper U.S. Mortgage Funds category was 1.11%.3

Although mortgage-backed securities were affected during the reporting period by high levels of mortgage-refinancing activity, as homeowners took advantage of low interest rates to prepay existing mortgages, steady demand from institutional investors seeking attractive yields supported their prices.The fund produced a higher return than its benchmark and Lipper category average, primarily due to its emphasis on securities that are relatively insensitive to prepayment risk.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital.The fund invests at least 80% of its assets in mortgage-related securities.The remainder may be allocated to other fixed-income securities, including asset-backed and U.S. government agency securities, U.S.Treasuries, and repurchase agreements.

We use a four-step investment approach:

  Prepayment trend analysis. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, as a sharp increase or decrease in this trend would adversely affect returns provided by the fund’s mortgage-backed holdings.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Option-adjusted spread analysis. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.
  Cash flow structure analysis. This helps us determine the predictability and security of cash flows provided by different bond structures.We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities (“ARMs”).
  Total-rate-of-return scenarios. We calculate expected rates of return for each security relative to U.S.Treasury securities under different interest-rate scenarios over a six-month time frame.This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund’s performance?

The fund’s return was affected by low interest rates, including the Federal Reserve Board’s (the “Fed”) reduction of the federal funds rate to 1% in late June 2003. As mortgage rates fell toward historical lows, a record number of homeowners refinanced their existing loans, effectively returning principal to bondholders and eroding returns from seasoned mortgage-backed securities. However, some of the eroding effects of lower interest rates were offset by rising demand for high-quality mortgage-backed securities from institutional investors, especially banks, which sought higher yields for deposits than U.S.Treasury securities could provide.

In this challenging market environment, we tended to emphasize securities that, in our judgment, were likely to withstand heightened market volatility more effectively. For example, we focused on certain tranches of Collateralized Mortgage Obligations (“CMOs”), including subordinated residential mortgages, which tend to be more sensitive to changes in perceived credit quality than interest rates.These securities benefited during the reporting period as the economy gained strength and consumers’ credit profiles generally improved.

In addition, during the fall of 2003, we invested a portion of the fund’s assets in GNMA securities composed of pools of mortgages from states, such as New York, where mortgage refinancing is relatively expensive because of high fees and taxes, and we de-emphasized those from states, such as Massachusetts, where there are fewer financial impediments to refinancing. We also tended to focus on securities backed by loans with other defensive characteristics, such as lower-coupon mortgages and mortgages with relatively low outstanding bal-ances.We complemented the fund’s holdings of residential mortgage-backed securities with commercial mortgages and asset-backed securities, which generally do not have provisions for prepayments and are not vulnerable to refinancing activity.

What is the fund’s current strategy?

Market conditions appeared to change rapidly and significantly in April 2004, after the release of data indicating a stronger U.S. labor market. Renewed concerns regarding potential inflationary pressures in the recovering economy contributed to sharply declining bond prices across most market sectors, including mortgage-backed securities. Just days after the end of the reporting period, the Fed appeared to move away from previous assurances that it could be “patient” before raising rates, stating instead that future rate hikes were likely to be “measured.” Accordingly, we have attempted to reduce the fund’s overall sensitivity to interest-rate changes by increasing its holdings of securities that historically have fared relatively well when interest rates rise moderately.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Fixed Rate Mortgage Backed Securities Index tracks the performance of the mortgage pass-through securities of Fannie Mae (FNMA), Freddie Mac (FHLMC) and Ginnie Mae (GNMA).The index groups securities of individual pools of mortgage-backed securities into generic aggregates with each aggregate representing the outstanding pools for a given agency, program, issue year and coupon.The index does not include buydowns, graduated equity mortgages, project loans and CMOs. Securities that are included in the index are fixed-rate securities with a weighted average maturity of at least one year and at least $150 million par amount outstanding.

3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

	Principal
Bonds and Notes—84.9%	Amount ($)		Value ($)

Asset-Backed / Automobile Receivables—.5%
Navistar Financial Corp. Owner Trust,
Ser. 2001-A, Cl. B, 5.59%, 2008	87,196		88,671
Asset-Backed Ctfs. / Credit Cards—.4%
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 2014	59,000		64,213
Asset-Backed Ctfs. / Home Equity Loans—4.7%
Ameriquest Mortgage Securities:
Ser. 2003-11, Cl. AF4, 5.07%, 2034	200,000		198,906
Ser. 2004-FR1, Cl. A5, 4.455%, 2034	500,000		500,000
Conseco Finance,
Ser. 2001-D, Cl. A4, 5.53%, 2032	150,000		153,861
			852,767
Commercial Mortgage Pass-Through Ctfs.—8.3%
Banc of America Structured Notes,
Ser. 2002-1A, Cl. A, 4.09%, 2014	200,000	[a,b]	189,906
Bear Stearns Commercial Mortgage Securities,
Ser. 2003-BA1A, Cl. G, 2.7%, 2015	355,000	[a,b]	354,445
COMM,
Ser. 2001-FL5A, Cl. G, 2.162%, 2013	200,000	[a,b]	195,088
CS First Boston Mortgage Securities,
Ser. 1998-C1, Cl. A1A, 6.26%, 2040	89,561		92,837
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. G, 5.326%, 2040	300,000		292,219
Wachovia Bank Commercial Mortgage Trust:
Ser. 2002-WHL, Cl. L, 4.1%, 2015	250,000	[a,b]	237,919
Ser. 2003-WHL2, Cl. K, 4.6%, 2013	127,000	[a,b]	128,930
			1,491,344
Residential Mortgage Pass-Through Ctfs.—26.4%
Bank of America Mortgage Securities,
Ser. 2004-2, Cl. G, 5.239%, 2038	300,000		286,922
Bank of America Mortgage Securities II,
Ser. 2003-1, Cl. B4, 5.25%, 2018	94,280	[a]	92,365
Bank of America Mortgage Securities III:
Ser. 2002-3, Cl. B4, 6%, 2017	100,229	[a]	103,200
Ser. 2002-3, Cl. B5, 6%, 2017	100,229	[a]	99,649
Ser. 2003-8, Cl. B4, 5.5%, 2033	249,381	[a]	200,752
Ser. 2003-10, Cl. B4, 5%, 2019	97,502	[a]	84,705
Ser. 2004-3, Cl. B5, 4.875%, 2019	131,000	[a]	95,610
Ser. 2004-3, Cl. B6, 4.875%, 2019	132,241	[a]	47,607

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Residential Mortgage Pass-Through Ctfs. (continued)
Cendant Mortgage:
Ser. 2002-11P, Cl. B5, 5.549%, 2032	93,643		71,838
Ser. 2003-2P, Cl. B5, 5.486%, 2033	115,012		85,666
Countrywide Alternative Loan Trust,
Ser. 2002-7, Cl. B2, 7%, 2032	1,174,852		1,241,467
Countrywide Home Loans:
Ser. 2003-15, Cl. B4, 4.874%, 2018	288,524	[a]	221,036
Ser. 2003-18, Cl. B3, 5.5%, 2033	296,468		256,593
Ser. 2003-18, Cl. B5, 5.5%, 2033	988,228		345,880
GMAC Mortgage Loan Trust:
Ser. 2003-J3, Cl. B3, 5%, 2018	286,933	[a]	117,757
Ser. 2003-J10, Cl. B2, 4.75%, 2019	203,812	[a]	149,659
Ser. 2003-J10, Cl. B3, 4.75%, 2019	102,357	[a]	38,384
Ser. 2004-J1, Cl. B3, 5.5%, 2034	601,033	[a]	189,326
Residential Asset Securitization Trust:
Ser. 2003-A12, Cl. B5, 5%, 2018	85,424	[a]	66,511
Ser. 2003-A12, Cl. B6, 5%, 2018	170,917	[a]	68,726
Residential Funding Mortgage Securities I:
Ser. 2003-S1, Cl. B2, 5%, 2018	143,215	[a]	103,361
Ser. 2003-S8, Cl. B1, 5%, 2018	242,723	[a]	218,669
Ser. 2004-S3, Cl. B2, 4.75%, 2019	113,682	[a]	83,752
Ser. 2004-S3, Cl. B3, 4.75%, 2019	227,481	[a]	80,756
Washington Mutual,
Ser. 2003-S7, Cl. B5, 4.5%, 2018	195,183	[a]	144,923
Wells Fargo Mortgage Backed Securities Trust:
Ser. 2002-F, Cl. B3, 5.467%, 2032	51,494	[b]	49,949
Ser. 2004-3, Cl. B5, 4.75%, 2019	249,079	[a]	175,134
Ser. 2004-3, Cl. B6, 4.75%, 2019	124,683	[a]	46,495
			4,766,692
U.S. Government Agencies/
Mortgage-Backed—44.6%
Federal Home Loan Mortgage Corp., REMIC,
Gtd. Multi-class Mortgage Participation Ctfs.
(Interest Only Obligation):
Ser. 2574, Cl. IB, 5.5%, 5/15/2026	106,572	[c]	18,242
Ser. 2621, Cl. IO, 5%, 1/15/2026	1,000,000	[c]	129,712
Ser. 2638, Cl. IC, 5%, 5/15/2022	315,400	[c]	55,270
Ser. 2638, Cl. IN, 5%, 1/15/2019	1,000,000	[c]	127,881
Ser. 2645, Cl. ID, 5%, 12/15/2031	800,000	[c]	278,810

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Bonds and Notes (continued)		Amount ($)		Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
6%, 11/1/2032		216,043		221,172
6.5%, 7/1/2032		421,717		439,154
REMIC Trust, Gtd. Pass Through Ctfs.
(Interest Only Obligation)
Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025		511,669	[c]	27,342
Government National Mortgage Association I:
5%		2,300,000	[d]	2,235,301
5.5%		1,500,000	[d]	1,500,465
5.5%, 12/15/2032-4/15/2034		2,498,169		2,502,067
6.5%, 3/15/2031		55,534		58,040
(Interest Only Obligation)
Ser. 2003-62, Cl. GI, 5%, 4/20/2025		1,500,000	[c]	149,126
Government National Morgage Association II:
3.5%, 8/20/2032		160,366	[b]	161,531
6%, 1/20/2033		134,873		138,244
				8,042,357
Total Bonds and Notes
(cost $	15,342,991)			15,306,044

Other Investments—18.0%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		1,079,334	[e]	1,079,334
Dreyfus Institutional Cash Advantage Plus Fund		1,079,333	[e]	1,079,333
Dreyfus Institutional Preferred Plus Money Market Fund		1,079,333	[e]	1,079,333
Total Other Investments
(cost $	3,238,000)			3,238,000

			Principal
Short-Term Investments—12.6%			Amount ($)		Value ($)

U.S. Tresury Bills:
1.02%, 7/08/2004			237,000	[f]	236,598
.945%, 7/15/2004			2,045,000	[f]	2,041,135
Total Short-Term Investments
(cost $	2,277,562)				2,277,733

Total Investments (cost $		20,858,553)	115.5%		20,821,777
Liabilities, Less Cash and Receivables			(15.5%)		(2,795,758)
Net Assets			100.0%		18,026,019

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $3,534,665 or 19.6% of net assets.

b	Variable rate security—interest rate subject to periodic change.
c	Notional face amount shown.
d	Purchased on a forward commitment basis.
e	Investments in affiliated money market funds.
f	Partially held by broker as collateral for open financial futures positions.

See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

April 30, 2004 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2004 ($)

Finacial Futures Long
U.S. Treasury 5 Year Notes	67	7,365,813	June 2004	(31,953)
Finacial Futures Short
U.S. Treasury 10 Year Notes	30	3,315,000	June 2004	63,984
				32,031

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers		17,620,553	17,583,777
Affiliated issuers		3,238,000	3,238,000
Receivable for investment securities sold			2,532,594
Receivable for shares of Beneficial Interest subscribed			893,900
Dividends and Interest receivable			98,406
Paydowns receivable			5,204
Receivable for futures variation margin—Note 4			3,766
Other assets			304
			24,355,951

Liabilities ($):
Cash overdraft due to Custodian			1,010,522
Payable for investment securities purchased			5,319,410
			6,329,932

Net Assets ( $)			18,026,019

Composition of Net Assets ($):
Paid-in capital			17,678,058
Accumulated undistributed investment income—net			71,825
Accumulated net realized gain (loss) on investments			280,881
Accumulated net unrealized appreciation (depreciation)
on investments (including $	32,031 net unrealized
appreciation on financial futures)			(4,745)

Net Assets ( $)			18,026,019

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)			1,380,167
Net Asset Value, offering and redemption price per share ($)			13.06

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004

Investment Income ($):
Income:
Interest
Dividends		195,551
Affiliated issuers		11,681
Total Income		207,232

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments		311,459
Net realized gain (loss) on financial futures		(48,244)
Net Realized Gain (Loss)		263,215
Net unrealized appreciation (depreciation) on investments
(including $	54,734 net unrealized appreciation on financial futures)	45,752
Net Realized and Unrealized Gain (Loss) on Investments		308,967
Net Increase in Net Assets Resulting from Operations		516,199

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Total income	207,232	261,335
Net realized gain (loss) on investments	263,215	159,887
Net unrealized appreciation
(depreciation) on investments	45,752	(36,224)
Net Increase (Decrease) in Net Assets
Resulting from Operations	516,199	384,998

Dividends to Shareholders from ($):
Investment income	(165,004)	(295,319)
Net realized gain on investments	(97,557)	(154,991)
Total Dividends	(262,561)	(450,310)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	10,492,170	1,856,501
Dividends reinvested	177,828	350,125
Cost of shares redeemed	(448,810)	(941,853)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	10,221,188	1,264,773
Total Increase (Decrease) in Net Assets	10,474,826	1,199,461

Net Assets ($):
Beginning of Period	7,551,193	6,351,732
End of Period	18,026,019	7,551,193
Undistributed investment income—net	71,825	29,597

Capital Share Transactions (Shares):
Shares sold	808,636	145,832
Shares issued for dividends reinvested	13,933	27,747
Shares redeemed	(35,033)	(74,239)
Net Increase (Decrease) in Shares Outstanding	787,536	99,340

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2004	Year Ended October 31,

	(Unaudited)	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	12.74	12.88	12.50
Investment Operations:
Investment income [b]	.23	.48	.13
Net realized and unrealized
gain (loss) on investments	.43	.22	.35
Total from Investment Operations	.66	.70	.48
Distributions:
Dividends from investment income	(.20)	(.54)	(.10)
Dividends from net realized gain on investments	(.14)	(.30)	—
Total Distributions	(.34)	(.84)	(.10)
Net asset value, end of period	13.06	12.74	12.88

Total Return (%)[c]	5.25[d]	5.70	3.92[d,e]

Ratios/Supplemental Data (%):
Ratio of investment income
to average net assets	3.55[f]	3.75	1.07[d]
Portfolio Turnover Rate	301.36[d,g]	663.24	423.74[d]

Net Assets, end of period ($ x 1,000)	18,026	7,551	6,352

a From June 6, 2002 (commencement of operations) to October 31, 2002.

b	Based on average shares outstanding at each month end.
c	Exclusive of wrap fee charges.In addition, all fund level expenses are borne by the Distributor.
d	Not annualized.
e	Calculated based on net asset value on the close of business on June 10, 2002 (commencement of initial offering) to October 31, 2002.
f	Annualized.
g	The portfolio turnover rate excluding motgage dollar roll transactions was 116.49%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mortgage Shares (the “fund”) is a separate non-diversified series of Dreyfus Fixed Income Securities (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”) is the distributor of the fund’s shares. Mellon Bank, N.A., an affiliate of the Manager, serves as custodian of the fund’s assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of April 30, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 442,272 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through “wrap fee” programs sponsored by investment advisors or broker/dealers (“financial representatives”).Typically, participants in these programs pay an all-inclusive “wrap” fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor.The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities), except for short sales for which the last quoted asked price is used. Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.Short-term investments,excluding U.S.Treasury Bills,are carried at amortized cost,which approximates value.Financial futures,which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2004, the Board of Trustees declared a cash dividend of $.043 per share from undistributed investment income-net, payable on May 3, 2004 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2004.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$447,210 and long-term capital gains $3,100.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended April 30, 2004, the fund derived $11,681 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2004, amounted to $40,824,601 and $33,862,828, respectively, of which $20,702,161 in purchases and $20,772,905 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mort-

gage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equiv-alents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2004, are set forth in the Statement of Financial Futures.

At April 30, 2004, accumulated net unrealized depreciation on investments was $36,776, consisting of $267,307 gross unrealized appreciation and $304,083 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus
Mortgage Shares
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0754SA0404

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FIXED INCOME SECURITIES

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s James Windels
James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT).